SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 10, 2005

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


Nevada                                                                93-1221399
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3760 Pecos McLeod Drive, Las Vegas, Nevada                                89121
---------------------------------------------                             -----
(Address of principal executive offices)                             (Zip Code)



                                  (702)317-1610
                                  -------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 8.01 OTHER EVENTS.

LitFunding Corp., a Nevada corporation (the "Registrant") made the announcement contained in the press release dated February 10, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the Registrant's Safe Harbor Compliance Statement for Forward-looking Statements included in the Registrant's recent filings, including Form 10-KSB and 10-QSB, with the Securities and Exchange Commission.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.




EXHIBIT NUMBER         EXHIBIT
--------------         --------

99.1                   Press Release


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           LitFunding Corp.
                                           a Nevada corporation


February 10, 2005                     By:  /s/ Morton Reed
                                           -------------------------------------
                                           Morton Reed, Chief Executive Officer